Chase Growth Fund
May 16, 2002

Dear Fellow Shareholders:

As I write this semi-annual review, over 600 shareholders have $43 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my October 18th letter.

For the year ended March 31, 2002 our fund had a total return of -1.77% compared with +0.26% for the Standard & Poor's "500" Composite Stock Price Index (the "S&P 500"), -2.00% for the Russell 1000(R) Growth Index, and -4.80% for the Lipper Large-Cap Growth Funds Index. Lipper Analytics shows CHASX to be in the top quartile of its Large Cap Growth Fund universe for the one-year period ended 3/31/02 (805 funds) and in the top 1% of that same category for the three years ended 3/31/02 (500 funds). More recently Lipper indicated we were the #1 fund in its Large Cap Growth Universe of 500 funds for the three-years ended 4/30/02!

Although the Chase Growth Fund is an equity fund, during this past year we continued to partially cushion your portfolio against the risks and volatility of this stock market by investing 16.2% on average in interest bearing cash equivalents. On March 31, our fund was invested in 37 stocks ranging in market capitalization from $273 billion (Wal-Mart) to $4.4 billion (L-3 Communications).

The six months ended 3/31/02 was a relatively unfavorable period for our investment style, which emphasizes high quality, stable growth stocks. During that period the stock market enjoyed a sizeable recovery led by technology stocks that fared poorly in the first three quarters of 2001. The Russell 1000(R) Growth Index was up +12.16% and the S&P 500 rose +11.06% while our CHASX portfolio, which had not been down as much as these indexes in the previous 6 months, had a total return of +5.47%. Our five best performing stocks were Best Buy Co. +74.3%, First Data Corp. +49.8%, Harley Davidson +36.1%, Concord EFS +35.9%, and AutoZone +32.8%. A few new purchases made during the 6 months also helped performance: Suncor Energy +21.9%, USA Education +18.6%, and H&R Block +15.3%. This six month period included a substantial recovery by many depressed technology stocks. For instance, during the fourth quarter of 2001, the S&P 500 returned 10.71%, but this was concentrated in the low quality technology sector. An analysis of the S&P 500 for the quarter revealed that on an equal weighted basis the 79 stocks in the technology sector rose +24.5% while the average non-technology stock declined by -5.2%. Merrill Lynch's Stable Growth Stock Index rose only 0.56% during that quarter.

Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CHASX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities.

                                Chase Growth Fund

We compare the characteristics of our fund's stocks to the S&P 500 in the accompanying bar charts. CHASX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 18% vs. 6% for the S&P. They are significantly more profitable with a return on equity of 25% vs. 16%, and have stronger balance sheets with debt to total capital of 27% vs. 38%. On average, they sell at a 20% lower price/earnings multiple than the S&P 500 (25.3X vs. 31.9X) based on year 2002 estimated reported earnings. Our stocks are selling at only 1.39 times their five year historical growth rates compared to 5.40 times for the S&P 500. Similarly they sell at 1.28 times their projected reinvestment rates compared to 3.65 times for the S&P 500.

                                CHASE GROWTH FUND
CHART A

March 31, 2002    CHASE GROWTH FUND STOCKS VS. S&P 500
                                 Chase Growth Fund Stocks        S&P 500
Last 5 year Earnings Growth                 18%                     6%
Return on Equity                            25%                    16%
Reinvestment Rate                           20%                     9%
Debt/Total Capital                          27%                    38%
Weighted Avg. Cap. (Billions)             62.5                  100.9
Weighted Avg. Beta. (Volatility)          0.96                   1.00
Price/Earnings Estimated 2002             25.3                   31.9


Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. S&P 500 Earnings are based on reported figures after write-offs.

Although 2001 S&P 500 reported earnings were down about 50% from 2000 levels, the stock market has been anticipating a strong business recovery and responding to low inflation, low interest rates and both fiscal and monetary stimulus. While the economic statistics are improving, many of the figures are distorted by temporary factors such as the abnormally warm winter, low energy prices and tax refunds. Already oil prices have risen about 50% since their January lows. Although consumer spending has been strong, it has resulted in a huge increase in consumer credit. We are concerned that excess global capacity will restrict pricing power and keep corporate profits from fully recovering. (By January, U.S. capacity utilization had fallen to 74.2%, its lowest level since April 1983.) In view of many uncertainties, short-term optimism seems too high. As the Federal Reserve moves to a less expansionary policy, p/e ratios may compress and earnings progress becomes increasingly important.

On April 30th, 2002, Ned Davis Research estimated that the total market capitalization of 6,300 U.S. stocks stood at 113.9% of nominal GDP. While that was down substantially from its March 2000 peak of 171.5%, it is still very high compared to peak ratios of 86.5% and 79.2% respectively at the 1929 and 1973 peaks. We have been studying the stock market action to ascertain whether it seems characteristic of a rally in a bear market, a trading range market, or a more sustainable recovery. For the latter, we want to see the major stock indexes recover and remain above their 200-day moving averages. On May 15th, the DJIA and the equally weighted Value Line 1700 were above their 200-day moving averages, but the cap weighted Wilshire 5000, S&P 500, and the NASDAQ were all below their 200-day moving averages.

                                Chase Growth Fund

Despite the most aggressive easing (lower interest rates, and a huge increase in the money supply) in the history of the Federal Reserve, stocks are still lower 15 months after the easing began. The average for 16 other easing periods was a gain of 20% after 15 months. Obviously the easing has not been as effective this time, at least so far as equity prices are concerned. In part, this undoubtedly reflects the degree of overvalu-ation which currently exists. We expected investors to go through the normal stages of despondency/ capitulation which usually accompany bear market bottoms. While such capitulation may still happen, so far only the unwinding of overpriced tech stocks and a few accounting problem stocks have acted that way.

Our former director, Tony Gaubis, pioneered the studies of market cycles. He found that in the second year of a presidential term the market usually bottoms after mid year and from there the decennial cycle pattern usually has been an upward tilted trading range for a couple of years followed by a sharp rise in the fifth year which has never been down. We are also aware that historically May/June through October has been seasonally weak and we expect a better buying opportunity later this year.

Chase Investment Counsel Corporation now manages over $1.4 billion for 109 clients in 24 states. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, supported by the same team of senior security analysts that manage our large separate accounts. As a smaller fund managed by a moderate size investment management firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. Moreover, as a newer fund the portfolio does not have large accumulated capital gain tax liabilities on appreciated stocks that new shareholders did not enjoy. We remain tax sensitive. We expect no taxable capital gains distributions this year and we should still have significant capital losses to help offset any capital gains that are taken next year.

                            FUNDAMENTALS AND RATIOS
CHART B

March 31, 2002
                        P/E to Five-Year         P/E to Projected
                        Historical Growth       Reinvestment Rate
Chase Growth Fund                 1.39               1.28
Russell 1000 Growth               1.63               1.50
S&P 500                           5.40               3.65

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. S&P 500 Earnings are based on reported figures after write-offs.

                                Chase Growth Fund

We believe our investment approach, with a process that involves significant valuation and technical parameters seeking growing companies at reasonable prices, will continue to perform well on a risk adjusted round trip basis. In our separately managed balanced accounts we continue to maintain substantial reserves due to the market's overall high valuation and we assume our CHASX shareholders have cash equivalent and other reserves appropriate for their own circumstances and risk tolerances.

As one of the largest CHASX shareholders, I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corporation, most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

TOP 10 HOLDINGS
1. UnitedHealth Group               6.   Pepsico Inc.
2. Johnson & Johnson                7.   Lowe's Cos. Inc.
3. Philip Morris                    8.   Home Depot
4. General Dynamics                 9.   USA Education
5. Wal-Mart Stores                  10.  Pfizer


/s/ Derwood S. Chase, Jr.
Derwood S. Chase, Jr.,
President Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The Wilshire 5000 Index is a price appreciation index where dividends are not reinvested. The index measures the performance of all U.S. head-quartered equity securities with readily available price data. The Value Line Composite Index is a broad, unweighted index of approximately 1700 companies in the Value Line Investment Survey. The NASDAQ, DJIA, S&P 500 and Russell 1000 Growth Indices are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please see the "Schedule of Investments" included in this report for further holdings information.

                                Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2002 (Unaudited)
Shares        COMMON STOCKS: 80.85%                              Market Value

              Beverage: 6.94%
17,600        Anheuser-Busch Companies, Inc                      $      918,720
26,500        The Pepsi Bottling Group, Inc.                            685,555
26,400        PepsiCo, Inc                                            1,359,600
                                                                      2,963,875

              Defense: 5.60%
15,900        General Dynamics Corp.                                  1,493,805
12,100        United Technologies Corp.                                 897,820
                                                                      2,391,625

              Drugs: 8.42%
10,300        Forest Laboratories, Inc.*                                841,510
24,700        Johnson & Johnson                                       1,604,265
29,000        Pfizer, Inc                                             1,152,460
                                                                      3,598,235

              Electronics: 1.13%
4,300         L-3 Communications Holdings, Inc.*                        481,600

              Energy/Oil/Gas/Coal: 6.02%
11,600        ChevronTexaco Corp.                                     1,047,132
17,300        Phillips Petroleum Corp.                                1,086,440
12,100        Suncor Energy, Inc.                                       437,536
                                                                      2,571,108

              Finance/Banks: 3.90%
11,000        Fifth Third Bancorp                                       742,280
16,700        State Street Corp.                                        924,846
                                                                      1,667,126

              Financial Services - Credit/Loans: 4.13%
15,000        MBNA Corp.                                                578,550
12,100        USA Education, Inc.                                     1,183,380
                                                                      1,761,930
See accompanying Notes to Financial Statements.
                                Chase Growth Fund
         SCHEDULE OF INVESTMENTS at March 31, 2002 (Unaudited) Continued
Shares                                                             Market Value

              Health Care Benefits: 5.49%
24,000        UnitedHealth Group, Inc                            $    1,834,080
8,000         Wellpoint Health Networks Inc.*                           509,360
                                                                      2,343,440

              Hospitals: 2.42%
15,400        Tenet Healthcare Corp.*                                 1,032,108

              Household Products: 2.59%
12,300        The Procter & Gamble Co                                 1,108,107

              Information Services: 4.16%
12,800        Concord EFS, Inc.*                                        425,600
10,800        Fiserv, Inc.*                                             496,692
9,800         First Data Corp.                                          855,050
                                                                      1,777,342

              Leisure Time: 1.34%
10,400        Harley-Davidson, Inc                                      573,352

              Medical Supplies: 4.66%
16,100        Baxter International, Inc.                                958,272
19,875        Biomet, Inc.                                              537,818
6,400         St. Jude Medical, Inc.*                                   493,760
                                                                      1,989,850

              Personal Care: 2.62%
20,600        Avon Products, Inc                                      1,118,992

              Retail - Discount: 3.21 %
22,400        Wal-Mart Stores, Inc.                                   1,372,896




See accompanying Notes to Financial Statements.


                                Chase Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2002 (Unaudited) Continued
Shares                                                           Market Value

                        Retail - Specialty: 9.64%
7,700                   AutoZone, Inc.*                          $      530,145
11,700                  Best Buy Co., Inc.*                             926,640
27,300                  The Home Depot, Inc.                          1,327,053
30,600                  Lowe's Companies, Inc                         1,330,794
                                                                      4,114,632

                        Service Companies: 5.03%
13,400                  Apollo Group, Inc. - Class A*                   717,570
15,900                  FedEx Corporation*                              923,790
11,400                  H&R Block, Inc.                                 506,730
                                                                      2,148,090

                        Tobacco: 3.55%
28,800                  Philip Morris Companies, Inc.                 1,516,896

                        Total Common Stocks (Cost $30,369,654)       34,531,204

See accompanying Notes to Financial Statements.




                                Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2002 (Unaudited) Continued
Shares      Short-Term Investments 19.15%                        Market Value

8,179,302   Federated Cash Trust Treasury Money Market           $    8,179,302
            (Cost $8,179,302)

            Total Investments in Securities (Cost $38,548,956):
                 100.00%                                         $   42,710,506
            Liabilities in Excess of Other Assets                        (1,006)
            Net Assets: 100.00%                                  $   42,709,500

*    Non-income producing security.

See accompanying Notes to Financial Statements.




                                Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002 (Unaudited)

ASSETS
Cash                                                             $       17,452
Investments in securities, at value (identified cost $38,548,956) 42,710,506 Receivables
Fund shares issued                                                        9,770
Dividends and interest                                                   36,117
Prepaid expenses                                                          5,983
Total assets                                                         42,779,828

LIABILITIES
Payables
Fund shares repurchased                                                   6,804
Due to Advisor                                                           32,612
Accrued expenses                                                         30,912
Total liabilities                                                        70,328

NET ASSETS                                                       $   42,709,500

Net asset value, offering and redemption price per share
[$42,709,500 / 2,852,334 shares outstanding;
unlimited number of shares (par value $0.01) authorized]         $        14.97

COMPONENTS OF NET ASSETS
Paid-in capital                                                  $   42,894,414
Accumulated net investment loss                                         (70,036)
Accumulated net realized loss on investments                         (4,276,428)
Net unrealized appreciation on investments                            4,161,550
Net assets                                                       $   42,709,500

See accompanying Notes to Financial Statements.

                                Chase Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2002 (Unaudited) INVESTMENT INCOME
Income
Dividends (net of withholding tax of $96)                        $      166,843
Interest                                                                 41,392
Total income                                                            208,235

Expenses
Advisory fees (Note 3)                                                  187,814
Administration fees (Note 3)                                             37,563
Transfer agent fees                                                      18,151
Fund accounting fees                                                     17,701
Professional fees                                                        15,825
Registration fees                                                        10,014
Reports to shareholders                                                   3,491
Trustee fees                                                              2,992
Custody fees                                                              2,837
Insurance fees                                                            1,725
Miscellaneous                                                               817
Total expenses                                                          298,930
Less: advisory fee waiver (Note 3)                                      (20,683)
Net expenses                                                            278,247
Net investment loss                                                     (70,012)

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized loss from security transactions                         (1,811,550)
Net change in unrealized appreciation on investments                  3,897,721
Net realized and unrealized gain on investments                       2,086,171
Net Increase in Net Assets Resulting from Operations             $    2,016,159
See accompanying Notes to Financial Statements.


                                Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
                                                        Six Months
                                                           Ended              Year
                                                     March 31, 2002          Ended
                                                       (Unaudited)       Sept. 30, 2001
NET INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss) / income                      $        (70,012)$        105,721
Net realized (loss) / gain on security transactions       (1,811,550)      (2,118,432)
Net change in unrealized appreciation /
 (depreciation) on investments                             3,897,721       (4,407,077)
Net increase / (decrease) in net assets
  resulting from operations                                2,016,159       (6,419,788)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                        (93,605)         (12,092)
Net realized gain on security transactions                         0         (354,500)
Total dividends and distributions to shareholders            (93,605)        (366,592)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived
from net change in outstanding shares (a)                  6,864,482       17,577,485
Total increase in net assets                               8,787,036       10,791,105

NET ASSETS
Beginning of period                                       33,922,464       23,131,359
End of period                                       $     42,709,500  $    33,922,464

(a) A summary of share transactions is as follows:


                                       Six Months Ended                     Year Ended
                                    March 31, 2002 (Unaudited)          September 30, 2001
                                     Shares    Paid in Capital      Shares    Paid in Capital

Shares sold                            595,616    $8,686,337      1,140,433     $18,568,377
Shares issued on reinvestments
of distributions                         6,122        88,768         21,496         365,223
Shares redeemed                       (132,701)   (1,910,623)       (85,942)     (1,356,115)
Net increase                           469,037    $6,864,482      1,075,987     $17,577,485


See accompanying Notes to Financial Statements.

                                Chase Growth Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period


                                        Six Months
                                          Ended       Year      Year       Year     Dec.2,1997*
                                        March 31,     Ended     Ended      Ended      through
                                           2002     Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
                                       (Unaudited)    2001       2000      1999        1998

Net asset value, beginning of period      $14.23     $17.69     $13.66     $10.68       $10.00

Income from investment operations:
Net investment (loss) / income             (0.02)      0.05      (0.01)     (0.05)       (0.01)
Net realized and unrealized gain
(loss) on investments                       0.80      (3.28)      4.04       3.03         0.70
Total from investment operations            0.78      (3.23)      4.03       2.98         0.69

Less distributions:
From net investment income                 (0.04)     (0.01)         -          -        (0.01)
From net realized gain                         -      (0.22)         -          -            -
Total distributions                        (0.04)     (0.23)         -          -        (0.01)

Net asset value, end of period            $14.97     $14.23     $17.69     $13.66       $10.68

Total return                                5.47%++  (18.47%)    29.50%     27.90%        6.91%++

Ratios/supplemental data:
Net assets, end of period (thousands)    $42,709    $33,922    $23,131     $9,140       $4,010

Ratio of expenses to average net assets:
Before expense reimbursement                1.59%+     1.57%      1.70%      2.37%        3.98%+
After expense reimbursernent                1.48%+     1.48%      1.48%      1.48%        1.47%+

Ratio of net investment loss to average
 net assets
After expense reimbursement                (0.37%)+    0.34%     (0.06%)    (0.59%)      (0.17%)+

Portfolio turnover rate                    51.23%     94.84%     73.94%     62.49%       54.49%


*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

                                Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2002  (Unaudited)

NOTE 1 - ORGANIZATION

The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date.The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles.

D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2002  (Unaudited) Continued

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
          WITH AFFILIATES

For the six months ended March 31, 2002, Chase Investment Counsel Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended March 31, 2002, the Fund incurred $187,814 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the six months ended March 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $20,683; no amounts were reimbursed to the Advisor.

U.S. Bancorp Fund Services, LLC (the "Administrator") (formerly Investment Company Administration, LLC) acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                         Fee rate
Less than $15 million                    $30,000
$15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
More than $150 million                   0.05% of average daily net assets


Quasar  Distributors,  LLC  (the  "Distributor")  acts as the  Fund's  principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator.

                                Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2002  (Unaudited) Continued

NOTE 4 - SECURITIES TRANSACTIONS

For the six months ended March 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,781,543 and $18,750,449, respectively.

NOTE 5 - INCOME TAXES

At March 31, 2002, the cost of securities for Federal income tax purposes was $38,548,956. Gross unrealized appreciation and depreciation of securities is as follows.

Gross unrealized appreciation                                $4,350,514
Gross unrealized depreciation                                  (188,964)
Net unrealized appreciation                                  $4,161,550


                                    Advisor
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                  Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 Transfer Agent
                          Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                                Omaha, NE 68154

                                   Custodian
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                 Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105



This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


                               CHASE GROWTH FUND

                    Semi-Annual Report Dated March 31, 2002


                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556